UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

February 8, 2011

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Inverness Drive East, Suite 100

Englewood, Colorado 80112

(Address of principal executive office)

(Registrant’s telephone number, including area code): (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

W. King Grant Employment Agreement

Effective February 8, 2011, Gasco Energy, Inc. (“Gasco” or the “Company”) and W. King Grant, Gasco’s President since January 2010 and Chief Executive Officer since January 1, 2011 (“Grant”), entered into a new employment agreement (the “Grant Agreement”), which agreement replaces in its entirety the employment agreement previously in effect between Gasco and Mr. Grant. Mr. Grant has also served as a director of Gasco since September 2010.

The initial term of the Grant Agreement will expire on the second anniversary of the effective date and will automatically renew for additional one-year terms unless either party elects not to renew or the Grant Agreement is otherwise terminated in accordance with its terms.

The Grant Agreement provides for Mr. Grant to serve as Chief Executive Officer and President of the Company with an annual base salary of $300,000, subject to periodic review and upward adjustment by the Board of Directors of Gasco (the “Board”). Mr. Grant will be entitled to participate in the Company’s annual cash incentive plan or other bonus plan available to executives of the Company and as established by the Company from time to time.

If Mr. Grant’s employment is terminated (i) by the Company without Cause (as defined in the Grant Agreement), (ii) by Mr. Grant for Good Reason (as defined in the Grant Agreement), or (iii) by the Company’s proper notice of nonrenewal within five years of the effective date (provided a Change in Control (as defined in the Grant Agreement) has not occurred within 12 months prior to such termination of employment), the Company will pay Mr. Grant monthly installments equal to the Severance Amount for the greater of the remaining months in the initial two year term or 18 months. The monthly Severance Amount is equal to Mr. Grant’s base salary immediately prior to termination of employment divided by 12, plus a monthly living stipend and a monthly travel stipend as further described in the Grant Agreement.

If Mr. Grant is employed by the Company at the time of a Change in Control and within one year of such Change in Control, Mr. Grant’s employment is terminated (i) by the Company without Cause, (ii) by Mr. Grant for Good Reason, or (iii) by the Company’s proper notice of nonrenewal, the Company will pay Mr. Grant a lump sum equal to the Severance Amount multiplied by thirty.

Non-vested stock options, restricted stock and other equity-based awards issued by the Company and held by Mr. Grant will vest immediately upon such termination of employment.

Grant has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company for the reasons described in the two foregoing paragraphs.

The description of the Grant Agreement contained herein is qualified in its entirety by reference to the full text of the Grant Agreement, a copy of which is attached hereto as Exhibit

10.1 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Grant Agreement.

Michael K. Decker Employment Agreement

Effective as of February 8, 2011, Gasco and Michael K. Decker, Gasco’s Executive Vice President and Chief Operating Officer since July 2001 (“Decker”), entered into a new employment agreement (the “Decker Agreement”), which agreement replaces in its entirety the employment agreement previously in effect between Gasco and Mr. Decker.

The initial term of the Decker Agreement will expire on the second anniversary of the effective date and will automatically renew for additional one-year terms unless either party elects not to renew or the Decker Agreement is otherwise terminated in accordance with its terms.

The Decker Agreement provides for Mr. Decker to serve as Executive Vice President and Chief Operating Officer of the Company with an annual base salary of $290,000, subject to periodic review and upward adjustment by the Board. Mr. Decker will be entitled to participate in the Company’s annual cash incentive plan or other bonus plan available to executives of the Company and as established by the Company from time to time.

If Mr. Decker’s employment is terminated (i) by the Company without Cause (as defined in the Decker Agreement), (ii) by Mr. Decker for Good Reason (as defined in the Decker Agreement), or (iii) by the Company’s proper notice of nonrenewal within five years of the effective date (provided a Change in Control (as defined in the Decker Agreement) has not occurred within 12 months prior to such termination of employment), the Company will pay Mr. Decker monthly installments equal to the Severance Amount for the greater of the remaining months in the initial two year term or 18 months.  The monthly Severance Amount is equal to Mr. Decker’s base salary immediately prior to termination of employment divided by 12.

If Mr. Decker is employed by the Company at the time of a Change in Control and within one year of such Change in Control, Mr. Decker’s employment is terminated (i) by the Company without Cause, (ii) by Mr. Decker for Good Reason, or (iii) by the Company’s proper notice of nonrenewal of the Decker Agreement, the Company will pay Mr. Decker a lump sum equal to the Severance Amount multiplied by thirty.

Non-vested stock options, restricted stock and other equity-based awards issued by the Company and held by Mr. Decker will vest immediately upon such termination of employment for the reasons described in the two foregoing paragraphs

Under the Decker Agreement, Mr. Decker has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.

The description of the Decker Agreement contained herein is qualified in its entirety by reference to the full text of the Decker Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Decker Agreement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                Exhibits:

10.1                         Employment Agreement entered into by and between Gasco Energy, Inc. and W. King Grant, effective as of February 8, 2011.

10.2                         Employment Agreement entered into by and between Gasco Energy, Inc. and Michael K. Decker, effective as of February 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: February 11, 2011	By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Employment Agreement entered into by and between Gasco Energy, Inc. and W. King Grant, effective as of February 8, 2011.

10.2	Employment Agreement entered into by and between Gasco Energy, Inc. and Michael K. Decker, effective as of February 8, 2011.